                                                                  Exhibit 10.10

                                LOCK-UP AGREEMENT

         The undersigned is the beneficial owner of shares of common stock,
$0.0001 par value per share (the "Common Stock"), securities substantially similar to the Common Stock ("Other Securities"), or securities convertible into or exercisable or exchangeable for the Common Stock or Other Securities
("Convertible Securities"), of Handheld Entertainment, Inc., a California
corporation (the "Company"). Such securities owned by the undersigned are subject to this Agreement. The undersigned understands that the Company intends to enter into a reverse-merger transaction with a publicly-traded company, concurrently with a private placement of up to $5,000,000 worth of Units, with each Unit consisting of 25,000 shares of Common Stock (the "Funding
Transactions"), as may be revised by the Company without effect on the terms of this Agreement or obligations of the undersigned hereunder.

         In recognition of the benefit that the Funding Transactions will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, and each investor in the Funding Transaction, that, during the period ending twelve (12) months after the closing of the Funding
Transactions (the "Lock Up Period"), the undersigned will not, without the prior written consent of the Company and investors holding a majority of the Common
Stock underlying the Units, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future), any shares of
Common Stock, Other Securities or Convertible Securities beneficially owned
(within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof, including, without limitation, as a result of the Funding Transactions, or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, Other
Securities, or Convertible Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common
Stock, Other Securities or Convertible Securities, in cash or otherwise.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

         Notwithstanding the foregoing, the undersigned may transfer Common
Stock, Other Securities or Convertible Securities (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the

undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this agreement.
For purposes hereof, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         The undersigned understands that the Company and the investors will proceed with the Funding Transactions in reliance on this agreement. Whether or not the Funding Transactions are consummated depends on a number of factors, including market conditions. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, the undersigned has caused this Lock-Up Agreement to be executed as of the ___ day of ___________, 2006.

                          HANDHELD ENTERTAINMENT, INC.

                          By:
                              ----------------------------
                          Name:  Jeff Oscodar
                          Title: Chief Executive Officer

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               [COUNTERPARTY SIGNATURE PAGE TO LOCK-UP AGREEMENT]

AGREED AND ACCEPTED:

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